THE SHARES OF COMMON STOCK OF ARROW RESOURCES DEVELOPMENT, INC. INCLUDED IN THIS STOCK PURCHASE AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS AND TRANSFER OF THE SHARES IS RESTRICTED BY THE TERMS OF THIS AGREEMENT AND BY APPLICABLE LAW.

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement is entered into between **Arrow Pacific Resources Group Limited** (herein referred to as "APR" or "Investor") and **Arrow Resources Development, Inc.** a Delaware Company (herein referred to as the "Corporation" or "Arrow"). The principal business of Arrow is to provide marketing, sales, distribution, corporate operations and corporate finance services for the commercial development of natural resources around the world. The Corporation's authorized capital stock is anticipated to consist of One Billion (1,000,000,000) shares of Common Stock, $.0001 par value (the "Common Stock"). The total number of shares of Common Stock which may be subscribed for pursuant to this agreement up to Fifteen million (15,000,000) shares (hereinafter collectively referred to as the "Shares", and each individually a "Share").

1. Purchase. The undersigned hereby agrees to purchase up to 15,000,000 shares, from time to time, of Arrow Resources Development, Inc. common stock

2. Payment. Upon acceptance of this Stock Purchase Agreement by the Company, the undersigned will deliver a certified check or will wire funds (see check and wire transfer instructions below), from time to time, in the amount of $1.00 per share payable to Empire-Arrow and up to 15,000,000 shares. The stock will be delivered at the time the company files for registration.

3. Equity Infusion Amount. The Corporation is accepting capital from the undersigned, from time to time, up to $15,000,000 in the aggregate.

4. Representations, Warranties and Covenants. By executing this Stock Purchase Agreement, the undersigned represents, warrants, understands, acknowledges and covenants that:

   (a) the undersigned is an accredited investor or represented by an accredited institution as such term is defined in Rule 501 (a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), as evidenced by meeting at least one of the following standards:

   _____ i. The undersigned is a natural person who had individual income (i.e., not including income of my spouse) in excess of $200,000 in 2004 and 2005 and who reasonably expects to have individual income in excess of $200,000 in 2006; or who has had joint income (i.e., including the income of any spouse) in excess of $300,000 in 2004 and 2005 and reasonably expects to have joint

income in excess of $300,000 in 2006; or

_____ ii. The undersigned is a natural person and my net worth (i.e., excess of total assets over total liabilities), inclusive of home, home furnishings and automobiles, either individually or jointly with my spouse, on the date hereof exceeds $1,000,000; or

_____ iii. The undersigned is an entity in which all of the equity owners would qualify as accredited investors under paragraphs 4(a)(i) or (ii) above.

(b) the undersigned has carefully read this Stock Purchase Agreement and is familiar with and understands it; has relied solely on the investigations made by him, her, or it in making the decision to invest in the Seller; except as set forth in paragraph (c) below, has not been furnished with any other offering literature, memorandum or prospectus; and has not received any representations or warranties from the Seller, or any agent of any of the foregoing other than as set forth herein.

(c) he, she, or it is acquiring the Shares for his, her, or its own account as principal for investment purposes only and not with a view toward the resale or distribution thereof.

(d) the undersigned has, by virtue of the undersigned's own investment acumen, business experience or independent financial and tax advice, the ability to evaluate the risks and merits of purchasing the Shares, is based on the undersigned's own financial objectives, and the undersigned's own business and tax advisors. The undersigned acknowledges that the offering and sale of the Shares are intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") by virtue of Section 4(2) of the Securities Act.

(e) the undersigned (i) is at least twenty-one (21) years of age, (ii) maintains a domicile (and is not a transient or temporary resident) at the address shown below, (iii) has adequate means of providing for the undersigned's current needs and personal contingencies, (iv) has no need for liquidity in his or her investment in the Shares, (v) the undersigned's investments in and commitments to non-liquid investments are, and after the purchase of the Shares will be, reasonable in relation to the undersigned's net worth and current needs, and (vi) is able to bear the economic risk of losing the entire investment in the Shares.

(g) the Company has an obligation and intention to register the Shares for resale. It is the Company's intention to file a registration statement no later than December 31st, 2006. The effect date of the filing is not within the control of the Company and as such, the Company makes no representation as to the effective date.

(j) an investment in the Company involves certain risks and that the undersigned has

taken full cognizance of and understands all of the risk factors relating to the purchase of the Shares.

(k) has been advised by the Seller to consult with the undersigned's own personal tax advisor to determine the effect of an investment in the Seller on the undersigned's Federal, state, and/or local income tax status.

(l) there is no assurance that the tax laws and regulations will not be modified in the future, thus denying to the shareholders of the Company or the Company all or a portion of the tax benefits which may presently be available under existing tax laws and regulations, and if any part or all of such tax benefits are disallowed by the Internal Revenue Service or other taxing authority, the undersigned may have to pay substantial additional income taxes.

(m) no federal or state agency has approved or disapproved the Shares, passed upon or endorsed the merits of the offering thereof, or made any finding or determination as to the fairness of the Shares for investment.

(n) all material documents, records and books pertaining to this investment have, on request, been made available to the undersigned or to the undersigned's attorney or accountant through the process of public filings.

(o) if the undersigned is purchasing the Shares subscribed for hereby in a fiduciary capacity, the representations and warranties set forth in this Section 3 shall be deemed to have been made on behalf of the person or persons for whom the undersigned is so purchasing.

(p) the Company has not made available to the undersigned, and the undersigned's attorney or accountant the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering, and to confer with the officers of the Company and to ask questions of, and to receive answers from the officers of the Company or from a person authorized to act on his behalf and to obtain any additional information, to the extent that the Company possesses such information, or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information given to him, her or it concerning the Company business operations and prospects, and to otherwise make an informed investment decision.

(q) the Shares are being offered and sold, by the Seller without any reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire Shares.

(r) the undersigned has full right, power (and capacity, if he, she or it is a natural person), and authority to execute and deliver this Stock Purchase Agreement, and to perform his, her or its other obligations hereunder, and if the undersigned is an entity, the person signing this Stock Purchase Agreement on behalf of such entity has been duly authorized by such entity to do so.

(s) the information contained in this Stock Purchase Agreement is true, complete and correct.

(t) he, she or it has been advised of his, her or its right to retain independent counsel in connection with this investment.

(u) for so long as the undersigned is a shareholder of the Company, the undersigned will not take any action or fail to take any action that would cause any of the representations or warranties contained in this Section 3 to be untrue. If any such representations or warranties shall not be true and accurate prior to or at the closing date at which he, she or it is admitted as a shareholder of the Company, he, she or it shall give immediate written notice of such fact to the Company, specifying which representations and warranties are not accurate and the reasons therefore.

6. The undersigned acknowledges and understands the meaning of the representations made by him, her or it in this Stock Purchase Agreement and hereby agrees to indemnify and hold harmless the Company, the President, the directors, officers, employees, representatives and agents of the Company, and all persons deemed to be in control of or affiliated with any of the foregoing, from and against any and all loss, costs, expenses, damages and liabilities (including, without limitation, court costs and reasonable attorneys fees) arising out of or due to a breach by the undersigned of any such representations. All such representations shall survive the delivery of this Stock Purchase Agreement and the purchase by the undersigned of any Shares.

7. The undersigned consents to the placement of a legend on the certificate, if any, representing the Shares, which legend will be in substantially the following form:
"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER RESTRICTION IN RELIANCE UPON THE EXEMPTIONS AVAILABLE THEREUNDER. THE SALE OR OTHER DISPOSITION OF SUCH INTERESTS IS RESTRICTED AS STATED IN THE STOCK PURCHASE AGREEMENT UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE LAWS."

8. The undersigned agrees that this Stock Purchase Agreement shall be binding upon the

undersigned's heirs, executors, administrators, successors and permitted assignees. THE UNDERSIGNED HEREBY AGREES AND UNDERSTANDS THAT THE UNDERSIGNED'S SIGNATURE ON THIS STOCK PURCHASE AGREEMENT CONSTITUTES EXECUTION OF THIS STOCK PURCHASE AGREEMENT SUBJECT TO ACCEPTANCE OF THIS STOCK PURCHASE BY THE COMPANY IN ITS SOLE AND ABSOLUTE DISCRETION, and the undersigned agrees that he, she or it will execute such other documents, including any amendment to this Stock Purchase Agreement necessary to complete the transactions contemplated hereby, and agrees to be bound by all of the terms and provisions of such agreements and to perform all of the undersigned's obligations there under with respect to the Shares to be purchased.

9. The undersigned understands that the offering of membership interests in the Company contemplated hereby has not been reviewed by any government agency because of the Company representations that the offering made hereby is intended to be a non-public offering pursuant to Rule 506 of Regulation D of the Securities and Exchange Commission, and that if not complied with, the offering will be submitted to the SEC for an exemption from registration.

10. The undersigned acknowledges that the Chairman and the directors, officers and shareholders of the Company shall not be liable, responsible, or accountable in damages or otherwise to the undersigned for any act or omission performed or omitted by them in good faith on behalf of the Company and in a manner reasonably believed by them to be within the scope of the authority granted to them by this Agreement and/or the Company's Bylaws and in the best interests of the Company, provided that they were not guilty of gross negligence, willful misconduct or fraud with respect to such acts or omissions.

11. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

12. In the event that all or any portion of any provision of this Agreement shall be held to be invalid, such invalidity shall not affect in any respect whatsoever the validity of the remainder of this Agreement.

13. The undersigned may not assign any of his, her, or its rights under this Agreement without the prior written consent of the Seller and Chairman of the Company and any attempted assignment without such consent shall be void and without effect.

SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned executes and agrees to be bound by this Stock Purchase Agreement, subscribes to purchase of the number of Shares indicated below, and encloses a certified check or proof of a wire transfer (see wire instructions below) for the purchase price of the Shares being purchased, as of the 2nd day of August 2006.

Arrow Pacific Resources Group Limited
Hans Karundeng
Name of purchaser (please print)

Signature ____________________

Title: Chairman

Additional Purchaser Information

SSN or Federal ID Number:
570-55-1762

Residence Address:

Taman Serasi Block 19
Botanic Garden View #01-25
Singapore 257723

Telephone: 011-659-1850960

Amount of Stock Purchase

Number of shares purchased:
Up to 15,000,000

Dollar Amount:
Up to $15,000,000

Wire Transfer Instructions to Arrow assignee:
Citibank, N. A.
1345 Ave of the Americas
New York, NY 10105
ABA: 021000089
Account Name: Empire - Arrow
Account #: 9964123743
Further Instructions: For Arrow Resources Development

Acceptance by the Seller

The above Stock Purchase is hereby accepted as of the 2nd day of August 2006.

Arrow Pacific Resources Group Limited

By: ______________________

Hans Karundeng
Title: Chairman

Acknowledgment by the Company

The above Stock Purchase is hereby acknowledged as of the 2nd day of August 2006.

Arrow Resources Development, Inc.

By: ______________________

Peter J. Frugone
Title: Chairman/CEO

ACKNOWLEDGMENT

STATE OF New York
COUNTY OF New York

I HEREBY CERTIFY that on this day personally appeared before me, Hans Karundeng of Arrow Pacific Resources Group, Ltd. who did certify and swear to me that he is the Chairman and Seller and Peter J. Frugone who did certify and swear to me that he is the Chairman and CEO of Arrow Resources Development, Inc. they executed the within instrument on behalf of Arrow Pacific Resources Group, Ltd. and Arrow Resources Development, Inc. respectively for the purposes therein expressed and in the capacity therein stated.

WITNESS my hand and official seal on the 2nd day of August 2006.

NOTARY PUBLIC

My Commission Expires:

PAMELA D. FLEMING
NOTARY PUBLIC, STATE OF NEW YORK
NO. 01FL6108160
QUALIFIED IN KINGS COUNTY
COMMISSION EXPIRES APRIL 12, 2008

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